Exhibit 99.1


                            Joint Filer Information


Date of Event Requiring Statement:      May 8, 2008

Issuer Name and Ticker or Trading
Symbol:                                 AutoNation, Inc. (AN)

Designated Filer:                       Edward S. Lampert

Other Joint Filers:                     ESL Investments, Inc., RBS Partners,
                                        L.P., ESL Partners, L.P. and
                                        ESL Investors, L.L.C.

Addresses:                              The principal business address of each
                                        of the Joint Filers above is
                                        200 Greenwich Avenue, Greenwich,
                                        CT 06830.

Signatures:                             EDWARD S. LAMPERT

                                        /s/ Edward S. Lampert
                                        ----------------------------------------
                                        Edward S. Lampert

                                        ESL INVESTMENTS, INC.

                                          By:  /s/ Adrian J. Maizey
                                               ---------------------------------
                                               Name:  Adrian J. Maizey
                                               Title: Chief Financial Officer

                                        RBS PARTNERS, L.P.

                                        By:  ESL Investments, Inc., as its
                                             general partner

                                          By:  /s/ Adrian J. Maizey
                                               ---------------------------------
                                               Name:  Adrian J. Maizey
                                               Title: Chief Financial Officer

                                        ESL PARTNERS, L.P.

                                        By:  RBS Partners, L.P., as its general
                                             partner

                                        By:  ESL Investments, Inc., as its
                                             general partner

                                          By:  /s/ Adrian J. Maizey
                                               ---------------------------------
                                               Name:  Adrian J. Maizey
                                               Title: Chief Financial Officer

                                        ESL INVESTORS, L.L.C.

                                        By:  RBS Partners, L.P., as its manager

                                        By:  ESL Investments, Inc., as its
                                             general partner

                                          By:  /s/ Adrian J. Maizey
                                               ---------------------------------
                                               Name:  Adrian J. Maizey
                                               Title: Chief Financial Officer